UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

APTIMUS, INC.
(Exact Name of Registrant as Specified in Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-28968 (Commission File Number)	91-1809146 (IRS Employer Identification No.)

100 Spear Street, Suite 1115
San Francisco, CA 94105
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (415) 896-2123

 (Former Name or Former Address, if Changed Since Last Report)

Item 2.02 - Results of Operations and Financial Condition

Pursuant to the press release attached hereto as Exhibit 99.1, Aptimus, Inc. announced its results of operations and financial condition for the quarter ending June 30, 2005.

Item 9.01 - Financial Statements and Exhibits.

Exhibit No.      Description
99.1            Press Release dated July 28, 2005

SIGNATURES
In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APTIMUS, INC.
(Registrant)
Date: July 28, 2005	By:	/s/ John A. Wade
John A. Wade Chief Financial Officer